                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 23, 1998
                                (April 23, 1998)



                           COVENTRY HEALTH CARE, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



                Delaware                                        0-29676                      52-2073000
----------------------------------------------          ------------------------        ------------------
(State or other jurisdiction of incorporation)          (Commission File Number)         (I.R.S. Employer
                                                                                        Identification No.)


      6705 Rockledge Drive, Suite 100
             Bethesda, Maryland                                    20817
  ----------------------------------------                   -------------------
  (Address of principal executive offices)                       (Zip Code)



       Registrant's telephone number, including area code: (301) 581-0600



                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.           Other Events - Description of Registrant's Securities
--------------------------------------------------------------------------------


         A description of the Common Stock of the Registrant is set forth under the caption "Description of Capital Stock" in the Joint Proxy
Statement/Prospectus contained in the Registration Statement on Form S-4 (Registration Statement No. 333-45821), as amended, and is incorporated herein by reference.

Item 7.           Financial Statements and Exhibits
--------------------------------------------------------------------------------


(c)      Exhibits.

2.1      Capital Contribution and Merger Agreement dated as of November 3, 1997
         ("Combination Agreement") by and among Coventry Corporation, Coventry
         Health Care, Inc., a Delaware corporation, Coventry Health Care, Inc., a Maryland corporation, Principal Mutual Life Insurance Company,
         Principal Holding Company and Principal Health Care, Inc. (Incorporated
         by reference to Exhibit 2.1 to Form S-4, as amended, Registration
         Statement No. 333-45821, of Coventry Health Care, Inc.).
2.2      Agreement and Plan of Merger by and among Coventry Corporation, Coventry Health
         Care, Inc. and Coventry Merger Corporation (Incorporated by reference to Exhibit 2.2 to Form S-4, as amended, Registration Statement No. 333-45821, of Coventry Health
         Care, Inc.).
4.1      Specimen Common Stock Certificate (Incorporated by reference to Exhibit 4.1 to
         Coventry Health Care, Inc. Form 8-K dated April 8, 1998).
4.2      Rights Agreement dated March 30, 1998 between Coventry Health Care, Inc. and
         ChaseMellon Shareholder Services, L.L.C. (Incorporated by reference to Exhibit 4.2 to
         Coventry Health Care, Inc. Form 8-K dated April 8, 1998).
4.3      Amended and Restated Securities Purchase Agreement dated as of April 2,
         1997, by and among Coventry Corporation, Warburg, Pincus Ventures, L.P.
         ("Warburg") and Franklin Capital Associates III, L.P., together with
         Exhibit A (Form of Convertible Note), Exhibit B (Form of Warrant) and
         Exhibit C (Form of Certificate of Designation of Series A Preferred
         Stock) (Incorporated by reference to Exhibit 10 to Coventry Corporation
         Form 8-K dated May 7, 1997).
4.4      Amended Form of Convertible Note (Incorporated by reference to Exhibit
         4.5 to Coventry Corporation Form 10-K dated March 24, 1998).
4.5      Common Stock Purchase Warrant dated as of April 1, 1998 (Incorporated by reference to Exhibit 4.5 to Coventry Health Care, Inc. Form 8-K
         dated April 8, 1998).
4.6      Form of Common Stock Purchase Warrant, as amended, of Coventry (assumed by CHC as of April 1, 1998) (Incorporated by reference to Exhibit 4.6 to Coventry Health Care, Inc. Form 8-K dated April 8, 1998).
4.7      Consent of Warburg, Pincus Ventures, L.P. dated December 18, 1997 (Incorporated by reference to Exhibit 4.7 to Coventry Health Care, Inc. Form 8-K dated April 8, 1998).
4.8      Shareholders' Agreement dated as of April 1, 1998, by and among
         Coventry Health Care, Inc., Principal Mutual Life Insurance Company,
         and Principal Health Care, Inc.

         (Incorporated by reference to Exhibit 4.8 to Coventry Health Care, Inc.
         Form 8-K dated April 8, 1998).
20       Joint Proxy Statement/Prospectus, dated March 12, 1998, of Coventry
         Health Care, Inc.(Incorporated by reference to the Joint Proxy
         Statement/Prospectus included in Coventry Health Care, Inc.'s
         Registration Statement on Form S-4, as amended, Registration Statement
         No. 333-45821).

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          COVENTRY HEALTH CARE, INC.


Date: April 23, 1998                     By:  /s/ Dale B. Wolf
                                              -----------------------------
                                               Dale B. Wolf
                                               Chief Financial Officer